SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2008

CASCADE BANCORP

(Exact name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	0-23322 (Commission File Number)	93-1034484 (I.R.S. Employer Identification No.)

1100 NW Wall Street

Bend, Oregon 97701

(Address of principal executive offices and zip code)

(541) 385-6205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Bylaws

On February 19, 2008, the Company’s Board of Directors approved Amended and Restated Bylaws which include amendments to the Company’s bylaws adopted on November 26, 2007 and certain additional amendments including updates to the officer and board committee descriptions and a provision for indemnification of employees. The foregoing description of the amendments is qualified in its entirety by reference to the Amended and Restated Bylaws furnished as Exhibit 3.1 to this report and incorporated by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Amended and Restated Bylaws of Cascade Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Gregory D. Newton
Gregory D. Newton

Executive Vice President/

Chief Financial Officer/Secretary

Date:	2/25/08